SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported) September 17, 1999
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                          Riviera Holdings Corporation
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               (Exact Name of Registrant as Specified in Charter)


            Nevada                        000-21430             88-0296885
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(State or Other  Jurisdiction            (Commission           (IRS Employer
     of Incorporation)                   File Number)       Identification No.)


   2901 Las Vegas Boulevard South, Las Vegas, Nevada                  89109
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  (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code   (702) 734-5110
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.        Other Events
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                  In a letter, dated September 1, 1999, Elsinore Corporation and
         Four Queens, Inc. (the "Companies") terminated a Management Agreement, dated as of February 28, 1996, by and among the Companies and Riviera Gaming Management Corp.-Elsinore ("Manager"), effective 120 days from the date of such letter (December 30, 1999) . This letter is attached hereto as Exhibit 99.1.

                  In a letter, dated September 3, 1999, William L. Westerman, acting on behalf of the Manager (1) accepted the termination but pointed out that it would have no effect on the rights of Manager and its affiliates to continue to receive the management fee and to receive other monies from the Companies for services performed or goods supplied prior to December 30, 1999 by Manager and its affiliates, (2) noted that Mr. Dual Cooper had been appointed General Manager of the Companies and requested that the Companies confirm (which they did by executing such September 3rd letter) that Manager is no longer responsible for management of the Four Queens and that its role until December 30, 1999 will be limited to (i) providing such consulting services as Mr. Cooper may, from time to time, request, (ii) continuing to provide computer services on the same basis as at present and (iii) using its best efforts to separate the computer systems in an orderly fashion but that Manager will assume no responsibility for the effectiveness thereof and (3) indicated that the Companies were to exculpate and indemnify the Manager from any responsibility for operation of the Four Queens from and after September 3, 1999 (which they did by executing such September 3rd letter). This letter is attached hereto as Exhibit 99.2.

                  These events are also described in a press release, dated September 3, 1999. The press release is attached hereto as Exhibit 99.3.


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


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits

         99.1 Letter, dated September 1, 1999, from Mr. Bruce Waterfall to Mr. William L. Westerman.

         99.2 Letter, dated September 3, 1999, from Riviera Gaming Management-Elsinore to Mr. John C. Waterfall.

         99.3          Press Release, dated September 3, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           RIVIERA HOLDINGS CORPORATION
                                                    (Registrant)


Date:    September 17, 1999                -------------------------------------
                                           Duane Krohn
                                           Treasurer and Chief Financial Officer


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


                                  EXHIBIT INDEX


         Exhibit
         Number                     Description
         -------                    -----------

         99.1 Letter, dated September 1, 1999, from Mr. Bruce Waterfall to Mr. William L. Westerman.

         99.2 Letter, dated September 3, 1999, from Riviera Gaming Management-Elsinore to Mr. John C. Waterfall.

         99.3          Press Release, dated September 3, 1999.